EXHIBIT 99.2

Q2 2019 Earnings Call August 2, 2019

Industry Data and Forward - Looking Statements Disclaimer ▪ Broadwind obtained the industry and market data used throughout this presentation from our own research, internal surveys and st udies conducted by third parties, independent industry associations or general publications and other publicly available informatio n. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not gu arantee the accuracy or completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. W e a re not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and a re subject to change based on various factors beyond our control. ▪ Our forward - looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: ( i ) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and th e related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards; (ii) our customer relat ion ships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and lev era ge relationships across business units; (iii) our ability to continue to grow our business organically and through acquisitions; (iv) our prod uct ion, sales, collections, customer deposits and revenues generated by new customer orders and the resulting cash flows; (v) the sufficiency of our liqu idi ty and alternate sources of funding, if necessary; (vi) our ability to realize revenue from customer orders and backlog; (vii) our ability to ope rate our business efficiently, manage capital expenditures and costs effectively, and generate cash flow; (viii) the economy and the potential imp act it may have on our business, including our customers; (ix) the state of the wind energy market and other energy and industrial markets gener all y and the impact of competition and economic volatility in those markets; (x) the effects of market disruptions and regular market volatility, in clu ding fluctuations in the price of oil, gas and other commodities; (xi) the effects of the change of administrations in the U.S. federal government; (x ii) our ability to successfully integrate and operate the business of Red Wolf Company, LLC and to identify, negotiate and execute future acquis iti ons; and (xiii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended; and (xiv) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors. We are unde r n o duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, unce rta inties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. ▪ This presentation contains non - GAAP financial information. We believe that certain non - GAAP financial measures may provide users of this financial information with meaningful comparisons between current results and results in prior operating periods. We believe tha t these non - GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a c omp arison of historical information that excludes certain infrequently occurring or non - operational items that impact the overall comparabili ty. Non - GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance wi th GAAP. Please see our earnings release dated August 2, 2019 for a reconciliation of certain non - GAAP measures presented in this presentation. 2

Q2 2019 Highlights ▪ Q2 orders total $105M -- customers securing towers to support strong 2020 turbine installations ▪ Backlog rises to $145 million at June 30 ▪ Q2 ‘19 revenue of $41.2 million up 12%, all segments higher ▪ Continued strong Gearing performance -- $9 million revenue and 10% operating margin ▪ Adj EBITDA at $1.9, all operating segments positive ▪ Liquidity up to $8.0M, further improvement in 2H ‘19 ▪ Orders in hand to deliver 2019 Revenue of >$160M / EBITDA of $8M, supply chain risk growing 3

Orders and Backlog ($ Millions) Orders ▪ Tower orders up dramatically in Q2, customer diversification progress on track ▪ Increased strategic focus on heavy fabrications for mining, construction, other ▪ Gearing orders down YoY due to 1H 2018 spike from O&G customers, lead times shrinking ▪ Process Systems: New Gas Turbine content orders strengthened Backlog $145M Q2 18 Q2 19 YTD 18 YTD 19 YTD 19 Book:Bill Towers & Heavy Fabrications $9.9 $96.3 $19.7 $108.8 1.9 Gearing 6.1 5.6 21.5 12.7 .7 Process Systems 2.6 2.7 5.6 7.1 1.1 Total $18.6 $104.6 $46.8 $128.6 1.6 4 Towers and Heavy Fabrications Gears Process Systems

Diversification of BWEN Customer Base 5 1. Reduce reliance on wind tower demand 2. Leverage core competencies and process capabilities 3. Grow existing customer relationships 4. Expand within existing/new end markets and products $40M target YTD Orders $40M target $40M Target Strategic Focus: Customer and Product Expansion T12M Revenue by Industry (in M’s) Wind O&G Mining Industrial Steel Construction

Markets Overview 6 Wind Mining Oil and Gas Steel Other Industrial • Medium - term decline curve is less steep • Strong demand from both gearing and heavy fab customers; adding products • Gearing: short - term pause • Process Systems: Gas turbines recovering • Capital spending slowing due to recent market softness • Expanding customer base for gearing

2019 Priorities 7 ▪ Customer diversification - $60M target ▪ Systems investments to support changing sales mix ▪ Continuous improvement to offset margin compression ▪ Adjust steel procurement strategy to support strong 2019 - 2020 production ▪ Reduce average cash conversion cycle by ~20%

Towers and Heavy Fabrications Q2 18 Q2 19 YTD 18 YTD 19 Orders ($M) $9.9 $96.3 $19.7 $108.8 Sections Sold (#) 201 201 344 389 Revenue ($M) 25.6 29.0 43.7 57.3 Operating Inc/(Loss) ($M) .5 .3 (1.6) .1 - % of Sales 2.1% 1.1% (3.6)% .2% EBITDA* ($M) 2.2 1.5 1.7 2.5 - % of Sales 8.4% 5.2% 3.8% 4.4% Q2 Results ▪ Securing tower orders for ‘20 production, strong quoting environment continues ▪ Mining and construction activity levels strong, 1.4 YTD B2B ▪ Q2 ‘19 tower sections sold up sequentially ▪ $2.5M YTD EBITDA, better plant utilization and operational performance Priorities ▪ Diversify tower customer base and grow heavy fabrications business ▪ Cost out to offset margin pressure ▪ Build capabilities and expand capacity for heavy fabrications ▪ Balance trade - off between near - term tower demand spike and longer term diversification focus * Reconciliation to non - GAAP measure included in Appendix 8 356 352 344 387 400 264 126 30 143 201 132 64 188 201 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Quarterly Tower Section Sales Capacity

Gearing Q2 Results ▪ Orders down due to surge in O&G orders in 2018, diversification efforts partially offsetting ▪ Revenue up 8 % compared to Q2 ‘18, reflecting improved throughput ▪ End market diversification improved YoY ▪ EBITDA $1.5M – sustained operational improvement Priorities ▪ Continue diversification of customer base ▪ Grow and optimize Gearbox production ▪ Continuous improvement focused on maintenance and scheduling systems ▪ Optimize first article production process to accommodate increasing demand * Reconciliation to non - GAAP measure included in Appendix 9 0.0 2.0 4.0 6.0 8.0 10.0 12.0 2013 2014 2015 2016 2017 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 $M Gearing Revenue by Market Oil & Gas Mining Wind Industrial Steel Q2 18 Q2 19 YTD 18 YTD 19 Orders ($M) $6.1 $5.6 $21.5 $12.7 Revenue ($M) 8.6 9.3 17.4 19.3 Operating Inc/(Loss) ($M) (.7) .9 (1.3) 2.3 - % of Sales (7.7)% 9.9% (7.4)% 11.9% EBITDA* ($M) 0.0 1.5 0.0 3.5 - % of Sales 0.0% 16.2% 0.0% 17.9%

Process Systems * Reconciliation to non - GAAP measure included in Appendix Q2 Results ▪ Higher orders YoY due to new gas turbine content for an international customer ▪ Revenue up $.3M YoY, reflecting increased order activity ▪ Targeted price adjustments beginning to impact margins in ‘19 Priorities ▪ Leverage increasing aftermarket opportunities in the NGT market ▪ Progress Red Wolf customer diversification ▪ Expand share with existing customers ▪ Leverage continuous improvement resources 10 Diverse Gas Turbine Aftermarket New Gas Turbine Q2 18 Q2 19 YTD 18 YTD 19 Orders ($M) $2.6 $2.7 $5.6 $7.1 Revenue ($M) 2.6 2.9 5.6 6.3 Operating Inc/(Loss) ($M) (5.6) 0.0 (5.9) (.3) EBITDA* ($M) (0.2) 0.2 (0.1) 0.0

BWEN Consolidated Financial Results Q2 Comparison: ▪ S ales across each segment up YoY due to an increase in steel prices, more complex tower designs and customer/end market diversification ▪ Gross profit up YoY due to improved productivity and plant utilization ▪ Recurring Operating expenses decline below 10% due to leverage ▪ Margin pressure due to global competition ▪ All segments deliver positive EBITDA 11 Q2 18 Q2 19 YTD 18 YTD 19 Total Sales $36.8 $41.2 $66.7 $82.8 Gross Profit 2.2 3.9 2.1 7.4 Gross Profit % 6.0% 9.5% 3.1% 9.0% Recurring Operating Expenses 4.2 4.1 8.6 8.1 One - time items 3.8 0.0 3.8 0.0 Total Operating Expenses 8.0 4.1 12.4 8.1 Operating Income (Loss) (5.7) (.2) (10.3) (.7) % of sales (15.6)% (.5)% (15.4)% (.8)% Adj. EBITDA 2.1 1.9 .5 3.6 % of sales 5.8% 4.6% .01% 4.4% EPS, Continuing $(.40) $(.06) $(.71) $(.13) $M except as noted otherwise

Operating Working Capital (OWC) ▪ $4.6M increase in operating working capital due to rise in tower production levels ▪ Recent order announcements and the corresponding deposits will improve OWC in 2H ▪ Cash conversion cycle reduction on track * Operating Working Capital = Trade A/R + Inventories – Trade Payables – Customer Deposits 12/31/18 3/31/19 6/30/19 DSO 59 49 45 Inv. Turns 4.9 4.6 4.2 DPO 38 48 38 Cash Conv. (days) 16 41 53 OWC $M 5.0 17.6 22.0 OWC* Historical Trend – cents/$ sales OWC* Management 12 $(0.05) $- $0.05 $0.10 $0.15 $0.20

Balance Sheet and Capital Expenditures Capital Expenditures (in Millions) ▪ Cash applied to balance on credit line ▪ $35M credit line had $8.0M of additional availability at quarter - end ▪ Other Assets/Liabilities increase since 12/31/18 as a result of the adoption of new lease accounting standard (ASC 842) ▪ 2019 capital expenditures ~2 - 3% of sales 13 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2016 2017 2018 2019 YTD Unfinanced Financed In Millions 12/31/18 3/31/19 6/30/19 Cash Assets $1.2 $0.0 $0.1 Accounts Receivable 17.5 22.5 20.3 Inventory 22.7 32.9 35.8 PPE 49.1 48.5 48.2 Other 8.7 25.7 24.9 Total Assets 99.2 129.6 129.3 Accounts Payable 11.6 20.1 15.5 Customer Deposits 23.5 17.8 18.6 Line of Credit 11.0 22.2 26.6 Debt + Finance Leases 3.9 3.5 3.3 Other 5.8 23.2 23.1 Total Liabilities 55.8 86.8 87.1 Equity 43.4 42.8 42.2

Q3 Summary and Guidance ▪ Q2 2019: As guided ▪ Q3 2019: Tower volume improving, but margin pressures remain - Revenue >$45M and EBITDA ~$ 1.4 - 1.8M ▪ 2019: Average quarterly revenue >$40M, FY EBITDA ~$8M assuming supply chain responds 14

Appendix 15 Consolidated 2019 2018 2019 2018 Loss from Continuing Operations…………………………...…………. (1,019)$ (6,083)$ (2,061)$ (10,894)$ Interest Expense…………………….……………………………………. 774 352 1,309 650 Income Tax Provision/(Benefit)…………………...…………………… 22 (6) 34 (33) Depreciation and Amortization………………………………………………………………1,628 2,349 3,390 4,706 Share-based Compensation and Other Stock Payments………………………………………………………………494 418 930 846 Restructuring Costs…………………………………...……………………. - 116 12 267 Impairment Charges…………………………………………………. - 4,993 - 4,993 Adjusted EBITDA (Non-GAAP)…………………………. 1,899$ 2,139$ 3,614$ 535$ Three Months Ended June 30, Six Months Ended June 30, Towers and Heavy Fabrications Segment 2019 2018 2019 2018 Net Income/(Loss)……………………...……………………………. 186$ 446$ (49)$ (1,263)$ Interest Expense……………………………..……………………. 63 50 129 82 Income Tax Provision/(Benefit)…………………...…………………… 54 46 1 (373) Depreciation and Amortization………………………………………………………………978 1,317 2,073 2,636 Share-based Compensation and Other Stock Payments………………………………………………………………214 181 379 334 Restructuring Expense………………………………………...…………… - 116 12 267 Adjusted EBITDA (Non-GAAP)…………………………….. 1,495$ 2,156$ 2,545$ 1,683$ Three Months Ended June 30, Six Months Ended June 30, Gearing Segment 2019 2018 2019 2018 Net Income/(Loss)……………………...……………………………. 796$ (662)$ 2,096$ (1,293)$ Interest Expense………………………...……………………………… 113 2 195 5 Income Tax Provision/(Benefit)…………………...…………………… 4 (3) 9 - Depreciation and Amortization………………………………………………………………483 586 965 1,176 Share-based Compensation and Other Stock Payments………………………………………………………………102 77 194 143 Adjusted EBITDA (Non-GAAP)……………………….. 1,498$ -$ 3,459$ 31$ Three Months Ended June 30, Six Months Ended June 30,

Appendix 16 Process Systems 2019 2018 2019 2018 Net Income/(Loss)……………………...……………………………. 4$ (3,794)$ (274)$ (3,844)$ Interest Expense……………………………………………………. - - 1 - Income Tax Provision/(Benefit)…………………...…………………… 23 (1,797) 14 (2,050) Depreciation and Amortization……………………………………. 122 386 244 773 Share-based Compensation and Other Stock Payments………… 13 12 26 30 Impairment Expense………………………………………………… - 4,993 - 4,993 Adjusted EBITDA (Non-GAAP)……………………………… 162$ (200)$ 11$ (98)$ Three Months Ended June 30, Six Months Ended June 30, Corporate and Other 2019 2018 2019 2018 Loss from continuing operations…………………………...…………. (2,005)$ (2,073)$ (3,834)$ (4,494)$ Interest Expense……………….…………………………………… 598 300 984 563 Income Tax Provision/(Benefit)……………………..…………… (59) 1,748 10 2,390 Depreciation and Amortization………………………………………………………………45 60 108 121 Share-based Compensation and Other Stock Payments………………………………………………………………165 148 331 339 Adjusted EBITDA (Non-GAAP)……………………..……………. (1,256)$ 183$ (2,401)$ (1,081)$ Three Months Ended June 30, Six Months Ended June 30,

Broadwind Energy is a precision manufacturer of structures, equipment & components for clean tech and other specialized applications . www.BWEN.com 17